Fair Value Measurements	12 Months Ended
Dec. 31, 2025
EBP 258
EBP, Investment, Fair Value and NAV [Line Items]
Fair Value Measurements	Fair Value Measurements
The fair value framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1    Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Plan has the ability to access.

Level 2    Inputs to the valuation methodology include:

•Quoted prices for similar assets or liabilities in active markets;
•Quoted prices for identical or similar assets or liabilities in inactive markets;
•Inputs other than quoted prices that are observable for the asset or liability; and
•Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3    Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The asset's or liability's fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The Plan primarily applies the market approach for fair value measurements and endeavors to utilize the best available information. Accordingly, the Plan utilizes valuation techniques that maximize the use of observable inputs, such as quoted prices in active markets, and minimize the use of unobservable inputs. The Plan is able to classify fair value balances based on the observability of those inputs. Common stock is valued at the closing price reported on the active market on which the individual security is traded. Investments in mutual funds are primarily valued at net asset value in an exchange and active market, which represents the net asset values of shares held by the Plan at year-end.

The Plan recognizes the methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. While the Plan believes its valuation methods are appropriate and consistent with other market participants' expectations for the Plan's investments, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement. There have been no significant changes in the valuation methodologies or transfers between levels during the years ended December 31, 2025 and 2024.

At December 31, 2025 and 2024, the Plan's investments that are not included in the Master Trust are mutual funds and are classified within Level 1 of the fair value hierarchy, due to the fact that the inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Plan has the ability to access.